UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2005

GUESS?, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-11893	95-3679695
(Commission File Number)	(IRS Employer Identification No.)

1444 S. Alameda Street Los Angeles, California	90021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 765-3100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On May 10, 2005, the shareholders of Guess?, Inc. (the “Company”) approved the Guess?, Inc. Annual Incentive Bonus Plan (the “Plan”), designed to qualify compensation paid under the Plan to certain executive officers as performance-based compensation under Section 162(m) of the Internal Revenue Code.  The Company’s executive officers as well as other key employees are eligible to participate in the Plan.  Pursuant to the Plan, the Compensation Committee of the Board of Directors of the Company (the “Committee”) establishes objective performance goals for participants for each fiscal year.  After the end of each fiscal year, the Committee must certify the attainment of goals, if any, with respect to executive officers and direct the amount of bonus to be paid to such participants in cash.  The Committee, in its discretion, may reduce or eliminate any bonus to be paid to a participant, even if a corresponding goal was attained.  No participant may receive more than $3.2 million in any fiscal year as a bonus under the Plan.  A copy of the Plan is incorporated herein by reference as Exhibit 10.24.

The Committee has established specific performance goals under the Plan for the 2005 fiscal year for its executive officers, the components of which include net earnings of the Company, including by segment.

Item 8.01.              Other Events.

The Committee has previously approved the (1) Form of Nonqualified Stock Option Agreement to be used in connection with the grant of nonqualified stock options to certain eligible persons in accordance with the terms of the Company’s 2004 Equity Incentive Plan (the “Plan”) that was previously adopted and approved by the shareholders of the Company and (2) Form of Restricted Stock Award Agreement to be used in connection with the grant of restricted stock awards to certain eligible persons in accordance with the terms of the Plan.  Copies of the forms of Nonqualified Stock Option Agreement and Restricted Stock Award Agreement are attached hereto as Exhibits 10.62 and 10.63, respectively, and are incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(c)	Exhibits.

10.24	Guess?, Inc. Annual Incentive Bonus Plan (incorporated by reference to Appendix A to the Company’s Proxy Statement dated April 15, 2005, for the Annual Meeting of Stockholders held May 10, 2005)
10.62	Form of Nonqualified Stock Option Agreement
10.63	Form of Restricted Stock Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Guess?, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2005
GUESS?, INC.

	By:	/s/ Maurice Marciano

Maurice Marciano
Co-Chairman of the Board,
Co-Chief Executive Officer and
Director

EXHIBIT INDEX

Exhibit No.	Description

10.24	Guess?, Inc. Annual Incentive Bonus Plan (incorporated by reference to Appendix A to the Company’s Proxy Statement dated April 15, 2005, for the Annual Meeting of Stockholders held May 10, 2005)
10.62	Form of Nonqualified Stock Option Agreement
10.63	Form of Restricted Stock Award Agreement